Offerings - Offering: 1	Feb. 13, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Amount Registered | shares	5,090
Proposed Maximum Offering Price per Unit	1,000.00
Maximum Aggregate Offering Price	$ 5,090,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 702.93
Offering Note	Fee per Rule 457(r)